                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of report (Date of earliest event reported)  October 15, 1998



                                CASE CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)




                                    Delaware
                 (State or Other Jurisdiction of Incorporation)



              1-13098                             76-0433811
      (Commission File Number)       (I.R.S. Employer Identification No.)




       700 State Street, Racine, Wisconsin                 53404
     (Address of Principal Executive Offices)            (Zip Code)




                                 (414) 636-6011
              (Registrant's Telephone Number, Including Area Code)



         (Former Name or Former Address, If Changed Since Last Report)


                              Page 1 of 18 Pages

                           (Exhibit Index at Page 5)
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Item 5. Other Events

          The press release of registrant dated October 15, 1998, filed as
Exhibit 99 hereto and disclosing the Corporation's earnings for the third quarter of 1998 and its earnings expectations for the full-years 1998 and 1999.

                                       2
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Item 7. Financial Statements and Exhibits

      (c) Exhibits

          Exhibit No.        Exhibit
          -----------        -------
             99              Press release of registrant dated October 15, 1998.



                                       3
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CASE CORPORATION



                                       By:  /s/  Kevin J. Hallagan
                                           -----------------------------
                                                 Kevin J. Hallagan
                                           Associate General Counsel and
                                                Assistant Secretary


December 1, 1998


                                       4
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                                 EXHIBIT INDEX

Exhibit No.                       Description                             Page
-----------                       -----------                             ----
   99       Press release dated October 15, 1998, of Case Corporation.      6



                                       5